SHARE- BASED COMPENSATION (Schedule of Compensation Cost of Equity-Based Awards) (Details) - USD ($) $ in Thousands		6 Months Ended
		Jun. 30, 2025	Jun. 30, 2024
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Cost of revenues	[1]	$ 22	$ 15
Research and development, net	[1]	155	213
Sales and marketing	[1]	71	129
General and administrative	[1]	224	260
Total share-based compensation	[1]	$ 472	$ 617

[1]	Compensation cost related to discontinued operations in the total amount of $64 and $382 for the six month periods ended June 30, 2025 and 2024, respectively, is included in the loss from discontinued operations, net in the consolidated interim statements for profit or loss.